UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2020

CHINOOK THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-37345	94-3348934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Fairview Avenue East, Suite 100

Seattle, WA 98102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (206) 485-7051

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KDNY	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2020, Chinook Therapeutics, Inc., (the “Company”) announced that the Board of Directors of the Company (the “Board”) appointed Eric Bjerkholt as the Chief Financial Officer of the Company, including as the “principal financial officer” and “principal accounting officer” of the Company within the meaning of Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended, effective on or about November 16, 2020 (the “Appointment Date”).

Eric Bjerkholt served as the Chief Financial Officer of Aimmune Therapeutics, Inc., a biotechnology company developing treatments for food allergies from April 2017 to October 2020. From 2004 until April 2017, Mr. Bjerkholt held various roles at Sunesis Pharmaceuticals, Inc., a biopharmaceutical company developing oncology therapeutics, including as Executive Vice President, Corporate Development and Finance and Chief Financial Officer. Mr. Bjerkholt has served as a member of the board of directors of Graybug Vision, Inc., a biopharmaceutical company, since September 2020, and as a member of the board of directors of Cerus Corporation, a biotechnology company, since October 2018 and as chair of Cerus Corporation’s audit committee since March 2019. He has also previously served on the boards of directors of several publicly traded companies, including as a member of the board of directors and chair of the audit committee of Corium, Inc. until November 2018, and as a member of the board of directors and as chair of the audit committee of StemCells, a biotechnology company, until November 2016. Mr. Bjerkholt holds a Cand. Oecon degree in Economics from the University of Oslo and an M.B.A. from Harvard Business School.

In connection with Mr. Bjerkholt’s appointment as Chief Financial Officer, the Compensation Committee of the Board approved the Company’s entry into an employment agreement (the “Employment Agreement”) with Mr. Bjerkholt, which includes the following terms: (i) an annual base salary of $430,000 per year, (ii) a discretionary pro-rated annual performance bonus of 30% of base salary in in respect of 2020, (iii) eligibility to receive an annual performance bonus with a target amount equal to 40% of the annual base salary starting in 2021, and (iv) an agreement to propose an inducement grant consisting of options to purchase 158,800 shares of the Company’s common stock and 54,000 shares of restricted stock with the shares underlying such grants to vest over four years, subject to terms and conditions consistent with those provided in the Company’s equity plan. In the event that Mr. Bjerkholt experiences a termination of his employment without “cause” or he resigns for “good reason” outside of the “change in control period” (as such terms are defined in the employment agreement), provided that he executes and makes effective a release of claims against the Company and its affiliates, Mr. Bjerkholt will become entitled to (i) an amount equal to twelve months’ annual base salary, payable in a lump sum, (ii) an amount equal to any annual bonus for any completed calendar year, to the extent earned but not yet paid at the time of such termination, and (iii) premium payments for continued healthcare coverage for a period of twelve months.

In the event that Mr. Bjerkholt experiences a termination of his employment without “cause” or he resigns for “good reason” during the “change in control period”, provided that he executes and makes effective a release of claims against the Company and its affiliates, Mr. Bjerkholt will become entitled to an amount equal to (i) eighteen months’ annual base salary and 100% of his target annual performance bonus, payable in a lump sum, (ii) an amount equal to any annual bonus for any completed calendar year, to the extent earned but not yet paid at the time of such termination; (iii) premium payments for continued healthcare coverage for a period of eighteen months; and (iv) accelerated vesting of each outstanding unvested equity award, provided that any performance-based vesting criteria will be treated in accordance with the applicable award agreement or other applicable equity incentive plan governing the terms of such equity award.

The foregoing summary of the Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Employment Agreement. The form of the Employment Agreement was previously filed by the Company as Exhibit 10.6 to the Company’s filing on Form 8-K filed with the Securities and Exchange Commission on October 7, 2020 and incorporated by reference herein.

The Company also expects to enter into its standard form of indemnification agreement for directors and executive officers with Mr. Bjerkholt. The form of the indemnification agreement was previously filed by the Company as Exhibit 10.5 to the Company’s filing on Form 8-K filed with the Securities and Exchange Commission on October 7, 2020 and incorporated by reference herein.

There are no arrangements or understandings between Mr. Bjerkholt and any other persons, pursuant to which he was appointed as Chief Financial Officer, no family relationships among any of the Company’s directors or executive officers and Mr. Bjerkholt and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit		Incorporated by Reference (if applicable)
Number	Exhibit Description	Form	File No.	Exhibit	Filing Date

10.1	Form of Indemnification Agreement.	8-K	001-37345	10.5	October 7, 2020

10.2	Form of Employment Agreement (US).	8-K	001-37345	10.6	October 7, 2020

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINOOK THERAPEUTICS, INC.

Date: November 10, 2020	By:	/s/ Eric L. Dobmeier
	Name:	Eric L. Dobmeier
	Title:	President and Chief Executive Officer

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